AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 1st Quarter 2012

For the periods ended March 31, 2012, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter, 5-, and 10-year periods by 3, 37, and 43 basis points, respectively.  On a net basis, the HIT outperformed the benchmark for the 10-year period by 1 basis point, as shown below.

Performance for periods ended March 31, 2012
(Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.33%	7.71%	6.40%	6.62%	6.23%
HIT Total Net Rate of Return	0.21%	7.25%	5.93%	6.17%	5.81%
Barclays Capital Aggregate Bond Index	0.30%	7.71%	6.83%	6.25%	5.80%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Over the quarter, interest rates rose and riskier assets outperformed due to indications of strength in the domestic economy and speculation that the Eurozone countries’ sovereign debt issues might be stabilizing.  Better payroll growth numbers in the U.S. and higher oil prices also helped drive interest rates higher.  Despite these factors, the HIT provided competitive returns.

Positive contributions to the HIT’s performance in the first quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Very strong performance of the agency multifamily MBS in the HIT’s portfolio as spreads to Treasuries contracted significantly.  Ginnie Mae construction loan certificate spreads tightened by 91 basis points (bps), Ginnie Mae permanent loan certificate spreads contracted by 59 bps, and Fannie Mae multifamily DUS securities tightened across structures, with higher yielding callable structures outperforming more bullet-like structures.   The Fannie Mae 10/9.5 structure tightened by 16 bps.

●	The portfolio’s short duration position relative to the Barclays Aggregate as Treasury yields rose across the curve for the quarter. Two-year rates rose by 9 bps and 10-year rates rose by 33 bps.

●
The HIT’s overweight to spread-based assets relative to the index.  Interest rate swap spreads tightened across maturities during the quarter, with 2-year, 5-year, and 10-year spreads contracting by 23, 16, and 9 bps, respectively.

Negative contributions to the HIT’s performance included:

●
Extremely strong performance by corporate bonds, the best performing major sector in the index with excess returns of 378 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 20.4% of the index as of March 31, 2012.

●
The portfolio’s underweight to single family agency MBS (RMBS) as this was the third best performing major sector in the index with excess returns of 101 bps.  At the close of the quarter, the portfolio had an allocation of 24.9% compared to 31.3% for the index.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                                                2012 Q1 Highlights

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were 54, 244, 396, and 433 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government sponsored enterprise (GSE) guarantee compared to 74% for the Barclays Aggregate.

With superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, the HIT enters the second quarter of 2012 well-positioned for continued investment success. The HIT is positioned to continue to offer competitive returns for Taft-Hartley and public employee pension plan investors. FHA and GSE programs, in which the HIT has expertise, remain the most competitive sources of multifamily financing in the market.  With a strong pipeline and robust rental housing demand going forward, the HIT should have opportunities for a number of years to invest in securities that offer attractive relative value.  Low inflation expectations, a significant yield advantage to the benchmark, and collateral diversification make the HIT an attractive fixed-income investment. The HIT will continue to actively manage the portfolio with an emphasis on prudent investments that also create jobs and economic stimulus.

First Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-1.29%	+0	5.61
Agencies	+0.24%	+82	3.66
Single family agency MBS (RMBS)	+0.57%	+101	3.32
Corporates	+2.08%	+378	6.84
Commercial MBS (CMBS)	+3.46%	+374	3.29
Asset-backed securities (ABS)	+0.83%	+120	3.07
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/30/2011	3/30/2012	Change
3 Month	0.010%	0.066%	0.0559%
6 Month	0.056%	0.132%	0.0760%
1 Year	0.102%	0.167%	0.0658%
2 Year	0.239%	0.329%	0.0896%
3 Year	0.354%	0.500%	0.1465%
5 Year	0.832%	1.039%	0.2069%
7 Year	1.344%	1.607%	0.2622%
10 Year	1.876%	2.209%	0.3326%
30 Year	2.894%	3.336%	0.4417%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                                                2012 Q1 Highlights

Portfolio Data as of March 31, 2012

Net Assets	$4,296,058,401
Portfolio Effective Duration	4.646 years
Portfolio Average Coupon	4.28%
Portfolio Current Yield	4.14%
Portfolio Yield to Worst	2.77%
Convexity	0.023
Maturity	9.737 years
Average Price	107.19
Number of Holdings	850

Portfolio Percentage in Each of the Following Categories: 1

Agency Multifamily MBS	62.00%
Agency Single-Family MBS	24.88%
U.S. Treasury	9.75%
AAA Private-Label CMBS	0.47%
Cash & Short-Term Securities	2.90%

Portfolio Percentage in Each of the Following Categories: 1

Mortgage-Backed Securities	24.88%
CMBS – Agency Multifamily*	56.41%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	9.75%
State Housing Bonds	5.61%
Construction & Permanent Mortgages	0.45%
Cash & Short-Term Securities	2.90%
 * Includes multifamily MBS (45.27%), AAA Private-Label CMBS (0.47%)
   and multifamily Construction MBS (10.67%).

Geographical Distribution of Long-Term Portfolio:2

West	6.67%
Midwest	14.85%
South	3.06%
East	26.08%
National Mortgage Pools	49.34%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                                                2012 Q1 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	2.90%	5-5.99 years	1.88%
0-0.99 years	7.85%	6-6.99 years	6.09%
1-1.99 years	19.25%	7-7.99 years	2.24%
2-2.99 years	23.66%	8-8.99 years	8.52%
3-3.99 years	14.82%	9-9.99 years	1.39%
4-4.99 years	4.27%	Over 10 years	7.13%

Maturity Distribution (based on average life):

0 – 1 year	4.47%
1 – 2.99 years	29.66%
3 – 4.99 years	34.67%
5 – 6.99 years	6.06%
7 – 9.99 years	14.57%
10 – 19.99 years	3.57%
Greater than 20 years	7.00%

Quality Distribution: 3,4

Government or Agency	93.28%
AAA	0.48%
AA	3.72%
A	2.52%

Bond Sector Distribution: 3,4

MBS	89.96%
Treasury	10.04%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.